UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2021

Kidpik Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41032	81-3640708
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Park Avenue South, 3rd Floor New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 399-2323

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 15, 2021 (the “Closing Date”), Kidpik Corp., a Delaware corporation (the “Company”) consummated its initial public offering (the “IPO”) of 2,117,647 shares of common stock at a price to the public of $8.50 per share (the “Common Stock”), pursuant to that certain Underwriting Agreement, dated November 10, 2021 (the “Underwriting Agreement”), between the Company and EF Hutton, division of Benchmark Investments, LLC, as representative (the “Representative”) of several underwriters named in the Underwriting Agreement. In connection with the Offering, the Company also granted the Representative a 45-day option to purchase up to an additional 317,647 shares of its common stock.

The Common Stock offered and sold to the public pursuant to the Company’s registration statement on Form S-1 (File No. 333-260101) filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on October 6, 2021, as amended and the Company’s registration statement on Form S-1MEF (File No. 333-260986) filed by the Company with the SEC under the Securities Act on November 10, 2021, each of which became effective on November 10, 2021. A final prospectus describing the terms of the Offering was filed with the SEC and is available on the SEC’s website located at http://www.sec.gov.

On the Closing Date, the Company received gross proceeds of approximately $18 million, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering primarily to repay a portion our debt and other commitments, and for general corporate purposes, including working capital, operating expenses, marketing and advertising expenses, hiring additional personal to build organizational talent and capital expenditures.

The Underwriting Agreement contains customary representations, warranties, and covenants by the Company. It also provides for customary indemnification by each of the Company and the underwriters for losses or damages arising out of or in connection with the offering, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.

A copy of the Underwriting Agreement, a form of which was previously filed as an exhibit to the Company’s Form S-1 Registration Statement, is attached as Exhibit 1.1 hereto and incorporated herein by reference. The provisions of the Underwriting Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors or the public to obtain factual information about the current state of affairs of the Company. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Underwriting Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

As described in greater below in Item 5.02, which information is incorporated into this Item 3.02 by reference, the Company granted RSUs prior to the pricing of the offering described above.

To the extent such RSUs were “sold or offered” (and not available to be issued under a no-sale theory), we claim an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act for such grants, since the recipients were “accredited investors” and/or (b) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act, and the recipients acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Restricted Stock Unit Awards and Indemnification Agreements

On November 10, 2021, prior to the pricing of the offering described in Item 1.01, above, we granted 264,000 restricted stock units, including 127,000 restricted stock units to Adir Katzav, our Chief Financial Officer; 127,000 restricted stock units to Moshe Dabah, Chief Operating Officer and Chief Technology Officer of the Company; and 10,000 restricted stock units to David Oddi, our director (collectively, the “RSUs”). Such restricted stock units vest (i) 1/3 after six months from the date of the closing of the offering of the shares described herein; (ii) 1/3 eighteen months from the date of the closing of the offering; and (iii) 1/3 thirty months from the date of the closing of the offering.

Separately, effective on November 10, 2021, the Company entered into indemnification agreements with each of its officers and directors, in the form of Exhibit 10.1 hereto, which is incorporated herein by reference.

The RSUs were evidenced by award grant notices and award agreements in the form of Exhibit 10.2 hereof, which are incorporated herein by reference.

Item 8.01 Other Events.

On November 10, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 16, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement, dated November 10, 2021, by and between Kidpik Corp. and EF Hutton, division of Benchmark Investments, LLC
10.1	Form of Director and Officer Indemnification Agreement
10.2	Forms of Restricted Stock Unit Grant Notice and Award Agreement under the Kidpik Corp. First Amended and Restated 2021 Equity Incentive Plan (November 2021 Officer and Director Awards)
99.1	Press Release Announcing Pricing of IPO (November 11, 2021)
99.2	Press Release Announcing Closing of IPO (November 16, 2021)
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2021

Kidpik Corp.

By:	/s/ Ezra Dabah
Name:	Ezra Dabah
Title:	Chief Executive Officer